Schedule of Investments
March 31, 2020
(Unaudited)
Invesco International Allocation Fund
Schedule of Investments in Affiliated Issuers–100.24%(a)
	% of Net Assets 03/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 03/31/20	Value 03/31/20
Foreign Equity Funds–99.57%
Invesco Developing Markets Fund, Class R6	4.66%	$5,877,266	$—	$(543,881)	$(1,480,451)	$44,496	$—	136,179	$3,897,430
Invesco International Core Equity Fund, Class R6	5.99%	6,986,437	—	(174,631)	(1,792,790)	(7,676)	—	614,135	5,011,340
Invesco International Growth Fund, Class R6	14.92%	17,658,647	—	(1,344,806)	(3,744,304)	(83,853)	—	488,485	12,485,684
Invesco International Select Equity Fund, Class R6	15.02%	17,644,590	—	(1,343,065)	(3,527,918)	(207,971)	—	1,315,773	12,565,636
Invesco International Small Company Fund, Class R6	6.65%	8,312,921	—	(518,125)	(2,372,406)	138,566	—	458,825	5,560,956
Invesco Low Volatility Emerging Markets Fund, Class R6	3.80%	4,771,894	—	(365,697)	(1,148,988)	(77,532)	—	676,527	3,179,677
Invesco RAFI™ Strategic Developed ex-US ETF	20.32%	23,393,716	1,686,940	(1,370,078)	(6,647,998)	(65,403)	168,289	907,707	16,997,177
Invesco RAFI™ Strategic Developed ex-US Small Company ETF	10.12%	11,638,096	762,503	(328,580)	(3,589,015)	(11,815)	93,263	487,270	8,471,189
Invesco RAFI™ Strategic Emerging Markets ETF	4.99%	5,903,224	276,418	(487,640)	(1,481,110)	(35,447)	5,765	209,716	4,175,445
Invesco S&P International Developed Low Volatility ETF	13.10%	15,298,214	430,610	(1,505,861)	(3,440,449)	175,868	95,951	416,827	10,958,382
Total Foreign Equity Funds		117,485,005	3,156,471	(7,982,364)	(29,225,429)	(130,767)	363,268		83,302,916
Money Market Funds–0.67%
Invesco Government & Agency Portfolio, Institutional Class, 0.43%(b)	0.25%	454,914	1,882,023	(2,131,898)	—	—	484	205,039	205,039
Invesco Liquid Assets Portfolio, Institutional Class, 1.07%(b)	0.16%	333,419	1,344,303	(1,541,807)	5	6	420	135,980	135,926
Invesco Treasury Portfolio, Institutional Class, 0.30%(b)	0.26%	519,901	2,150,884	(2,449,081)	—	—	534	221,704	221,704
Total Money Market Funds		1,308,234	5,377,210	(6,122,786)	5	6	1,438		562,669
TOTAL INVESTMENTS IN Affiliated Issuers (Cost $108,651,282)	100.24%	$118,793,239	$8,533,681	$(14,105,150)	$(29,225,424)	$(130,761)	$364,706		$83,865,585
OTHER ASSETS LESS LIABILITIES	(0.24)%								(203,705)
NET ASSETS	100.00%								$83,661,880
Investment Abbreviations:
ETF -	Exchange-Traded Fund
Notes to Schedule of Investments:
(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of March 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco International Allocation Fund

Notes to Quarterly Schedule of Portfolio Holdings
March 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of March 31, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 2—Significant Event
During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the “CARES Act,” was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.
Invesco International Allocation Fund